UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2015

Hipcricket, Inc.
(Exact name of registrant as specified in Charter)

Delaware	333-57818	20-0122076
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 110th Avenue NE, Suite 410
Bellevue, WA  98004
(Address of Principal Executive Offices)

(855) 423-5433
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

As previously reported in Current Reports on Form 8-K filed by Hipcricket, Inc. (the “Company”) on January 29, 2015 and February 18, 2015 (together, the “Prior Form 8-Ks”), the Company filed a voluntary petition for relief (the “Chapter 11 Case”) under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Chapter 11 Case is being administered under the caption, In re Hipcricket, Inc., Case No. 15-10104.  The Company continues to operate its business and manage its properties as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

In addition, as disclosed in the Prior Form 8-Ks, prior to the chapter 11 filing, the Company executed an asset purchase agreement (the “Stalking Horse Agreement”) with SITO Mobile Ltd. (“SITO”), providing for the sale to SITO of substantially all of the Company’s assets, subject to receipt of higher and better offers to be submitted pursuant to a court approved auction process (the “Auction”).

The Company conducted the Auction on March 6, 2015.  At the Auction, the Company, in consultation with the Official Committee of Unsecured Creditors (the “Committee”), determined that ESW Capital, LLC (“ESW”) had submitted the highest and best offer for the Company’s estate and the successful bid (the “ESW Bid”).  Following a hearing, the Bankruptcy Court entered an order on March 10, 2015, authorizing ESW, as the successful bidder, to be the joint sponsor of a plan of reorganization with the Company, on the terms discussed below.  The Court ruled that ESW was the winning bidder on March 10, 2015, and entered its order on March 13, 2015. The Bankruptcy Court named SITO as the “back-up bidder” through April 3, 2015.

Post-Petition Debtor in Possession Financing

In conjunction with its successful bid, ESW (the “DIP Lender”) agreed, subject to Bankruptcy Court approval, to provide debtor-in-possession financing (the “ESW DIP Facility”) to replace the debtor-in-possession financing provided by SITO in connection with the Stalking Horse Agreement (the “SITO DIP Financing”).  Pursuant to agreement made on record at a hearing before the Bankruptcy Court, SITO’s obligation to fund the SITO DIP Financing terminated after its last funding on March 9, 2015.

On March 18, 2015, the Bankruptcy Court entered an interim order authorizing the Company to borrow funds under the ESW DIP Facility on an interim basis, up to the aggregate principal amount of $4,500,000 (the “Interim Order”), to (i) pay off the total amount of the Company’s obligations under the SITO DIP Financing, (ii) fund day-to-day working capital needs and chapter 11 administrative expenses and to allow ESW, if subsequently approved by the Bankruptcy Court, to effectuate a restructuring of the Company via a plan of reorganization.  A final hearing to consider authorizing the ESW DIP Facility on a final basis is scheduled to be held on March 31, 2015.

The ESW DIP Facility is evidenced by a senior secured superpriority debtor-in-possession promissory note (the “DIP Note”) and is governed by the Interim Order.

Maturity Date

Except with respect to the payment of certain carve-outs, the DIP Note will mature on the earliest to occur of (i) the date a plan of reorganization goes effective; (ii) June 10, 2015; (iii) upon acceleration of the DIP Note pursuant to its terms; and (iv) a Termination Date (as defined in the Interim Order).

Interest and Security

Interest on the DIP Note is 13% per annum.  Subject to certain carve-outs and exceptions, the Company’s obligations under the DIP Note are secured by a first priority security interest in substantially all assets of the Company.  Upon an event of default, the interest rate on the DIP Note increases to 15% per annum.

Other Terms and Conditions

The DIP Note contains certain covenants, including, without limitation, related to the incurrence of additional debt or liens, the sale or transfer of Company property, compliance with the approved budget and certain bankruptcy related covenants, in each case as set forth in the DIP Note.  The DIP Note is subject to certain events of default, including, without limitation, payment defaults, failure to comply with the approved budget and failure to obtain an acceptable order from the Bankruptcy Court confirming a plan of reorganization by June 3, 2015 (or any later date to which ESW may agree in writing).

The foregoing description of the ESW DIP Facility does not purport to be complete and is qualified in its entirety by reference to the DIP Note and the Interim Order, copies of which are available at www.omnimgt.com/hipcricket.

Plan of Reorganization

On March 20, 2015, the Company and ESW jointly filed a proposed Plan of Reorganization of Hipcricket, Inc. (the “Plan” or “Plan of Reorganization”) and disclosure statement with the Bankruptcy Court. An amended disclosure statement was filed on March 27, 2015. The Plan, prepared in accordance with the terms of the ESW Bid, provides for, among other things, (1) the reorganization of the Company by retiring, cancelling, extinguishing and/or discharging the Company’s pre-petition equity interests and issuing (i) up to 60% of new equity in the reorganized Company to ESW, in its capacity as DIP Lender, in exchange for the cancellation of up to $3,000,000 of debt under the DIP Note via the Subscription Option (as defined in the Plan) and (ii) the remaining new equity to ESW, in its capacity as Plan Sponsor, in exchange for the cash payments set forth in the paragraph below; and (2) and the distribution of cash and rights to certain litigation recoveries to holders of allowed claims in accordance with the priority scheme established by the Bankruptcy Code.

Pursuant to the Plan of Reorganization, on the effective date of the Plan (the “Effective Date”), ESW will receive 100% of the newly issued common stock of the reorganized Company (the “Reorganized Company”) in exchange for:  (i) $4,500,000 cash, plus (ii) an amount equal to the cure amounts up to $500,000 cash, plus (iii) amounts approved by the Bankruptcy Court with respect to the KEIP up to $255,000 cash, plus (iv) bid protections in the amount of $325,000 cash, plus (v) an overbid in the amount of $3,170,000 cash, minus (vi) all outstanding obligations under the DIP Note as of the Effective Date.  To the extent the DIP Lender elects to cancel amounts due to it under the DIP Note in exchange for new equity of the Reorganized Company pursuant to the Subscription Option, the cash consideration to be paid by the Plan Sponsor to fund the Plan  on the Effective Date shall be reduced on a dollar-for-dollar basis.  The Reorganized Company would continue in operation under the ownership of ESW after the Effective Date.

On the Effective Date, all previously outstanding common stock of the Company and all rights to convert, exchange or receive Company common stock would be deemed automatically cancelled, released and extinguished, and the Company’s stockholders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled, released and extinguished common shares and rights.

The Plan is subject to satisfaction of numerous conditions, including receipt of requisite acceptances to confirm the Plan and entry of a confirmation order by the Bankruptcy Court in form and substance acceptable to ESW in its reasonable discretion.

The foregoing description of the Plan of Reorganization does not purport to be complete and is qualified in its entirety by reference to the Plan of Reorganization attached as Exhibit 10.1 hereto and incorporated by reference and the amended disclosure statement furnished as Exhibit 7.01 of this report.

Item 1.02                      Termination of Material Definitive Agreement.

On March 18, 2015, the Company, pursuant to the Interim Order, applied $3,396,654 of funds borrowed under the ESW DIP Facility to repay in full the Company’s obligations under its debtor-in-possession promissory note with SITO dated January 23, 2015 (the “SITO Note”).  As a result of such payoff, pursuant to the Interim Order, SITO’s financial commitments under the SITO Note are deemed terminated and all liens, claims and interests of SITO in the Collateral (as defined in the SITO Note) were extinguished.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the ESW DIP Facility is hereby incorporated by reference.

Item 2.04                      Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As a result of the occurrence of various events of default, the Company’s obligations owing under the SITO Note became immediately due and payable, subject to applicable provisions of the Bankruptcy Code and applicable orders of the Bankruptcy Court.  As disclosed in Item 1.02 above, which information is incorporated herein by reference, the Company, in accordance with the Interim Order, repaid the full amount of its obligations under the SITO Note on March 18, 2015.

Item 5.01                      Entry into a Material Definitive Agreement.

On March 18, 2013, the Bankruptcy Court entered an interim order approving an Amended Key Employee Incentive Plan (the “KEIP”) to incentivize and motivate certain of the Company’s key employees to meet the milestones sets forth in the ESW Bid.

The KEIP provides that, if the Plan of Reorganization is confirmed, with the support of the Committee, on or before June 3, 2015, six officer or executive level employees of the Company (the “Eligible Employees”) will receive a designated portion of an aggregate $400,000 bonus pool (the “Bonus Pool”).  An Eligible Employees must be employed by the Company on the Effective Date of the Plan of Reorganization in order receive an incentive payment under the KEIP.  However, an Eligible Employee whose employment with the Company is terminated without Cause (as defined in the KEIP) or due to death or disability, prior to the Effective Date, will be entitled to receive any payment that would have been due through the Effective Date.

Assuming satisfaction of all conditions, Todd Wilson, the Company’s Chief Executive Officer, and Doug Stovall, the Company’s President and Chief Operating Officer, would be entitled to receive payments under the KEIP in the amounts of $205,556 and $82,222, respectively.

The foregoing description of the KEIP is qualified in its entirety by reference to the KEIP itself, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 7.01                      Regulation FD Disclosure.

On March 20, 2015, the Company and ESW jointly filed a proposed Plan of Reorganization and disclosure statement with the Bankruptcy Court.  The disclosure statement was amended on March 27, 2015. A copy of the amended disclosure statement is attached as Exhibit 7.01 to this report.

For access to the Bankruptcy Court documents and other general information about the Chapter 11 Case (In re Hipcricket, Case No. 15-10104), please visit www.omnimgt.com/hipcricket.  Information contained on or that can be accessed through such website is not part of this Current Report.

Cautionary Note Regarding the Chapter 11 Case

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks.  Under the proposed Plan of Reorganization, shares of Company common stock outstanding on the effective date of the Plan will automatically be deemed cancelled and extinguished, and the Company’s stockholders will not be entitled to receive or retain any cash, securities or other property on account of their cancelled and extinguished common shares.  As a result, the Company expects that its currently outstanding common stock has no value.  The Company’s common stock continues to be quoted on the "No Information" tier of the OTC Pink marketplace operated by OTC Markets, Inc.  Trading prices of the Company’s common stock may bear little or no relation to actual value.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.  Among other things, the consummation of the Plan and the occurrence of the Effective Date are subject to satisfaction of numerous conditions, including the confirmation of the Plan and entry by the Bankruptcy Court of a confirmation order in form and substance acceptable to ESW in its reasonable discretion.  The Company’s stockholders are encouraged to carefully review the Plan and amended disclosure statement attached hereto and available at www.onnimgt.com/hipcricket .

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding future events and the Company's future operations. These forward-looking statements are based on current expectations, estimates and projections about the business of the Company, including, but not limited to expectations regarding the Plan of Reorganization and the Chapter 11 Case. These statements are based upon management’s current belief and certain assumptions made by management. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such forward-looking statements, including, but not limited to, the potential adverse impact of the bankruptcy filing on the Company’s business, financial condition and results of operations, including its ability to maintain contracts and other customer and vendor relationships that are critical to its business; the actions and decisions of the Company’s creditors and other third parties with interests in the Chapter 11 Case; the Company’s ability to maintain liquidity to fund its operations during the Chapter 11 Case; the Company’s ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 Case, including approvals relating to debtor-in-possession financing and the proposed Plan of Reorganization; the Company’s ability to effect any transactions approved by the Bankruptcy Court and the time for consummation of such transactions; the timing and amount of  any distributions to Company creditors and other stakeholders; and competitive, economic, legal, political and technological factors affecting the Company’s industry, operations, markets, products and pricing. Readers should carefully review the risk factors and the information that could materially affect the Company’s operations and financial results, described in its Annual Report on Form 10-K for the fiscal year ended February 28, 2014 and other reports filed with the Securities and Exchange Commission.  Readers are cautioned not place undue reliance on these forward-looking statements, which speak only as of the date of this report.  The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or otherwise.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

No.           Description

7.01                      Amended Disclosure Statement for the Plan of Reorganization of Hipcricket, Inc.

10.1                      Plan of Reorganization of Hipcricket, Inc. dated March 20, 2015

10.2                      Amended Key Employee Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Hipcricket, Inc.
(Registrant)

Date: March 30, 2015	By:	/s/ Todd E. Wilson
Todd E. Wilson
Chief Executive Officer